Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the period ended June 30, 2025

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions, except per share amounts)	2025	2024	2025	2024

Revenues
Product and service revenues (1)	$1,764	$1,849	$3,729	$3,787
Sales of purchased product (1)	450	344	860	793
Gains (losses) on risk management, net	87	77	71	23
Sublease revenues	17	18	35	37
Total Revenues	2,318	2,288	4,695	4,640

Operating Expenses
Production, mineral and other taxes	73	89	160	172
Transportation and processing	435	413	833	832
Operating	219	237	424	480
Purchased product	440	333	842	773
Depreciation, depletion and amortization	556	580	1,101	1,146
Impairments	-	-	730	-
Accretion of asset retirement obligation	8	4	14	9
Administrative	76	76	169	178
Total Operating Expenses	1,807	1,732	4,273	3,590
Operating Income (Loss)	511	556	422	1,050

Other (Income) Expenses
Interest	95	105	192	203
Foreign exchange (gain) loss, net	22	(10)	32	(38)
Other (gains) losses, net	(5)	(5)	(8)	(9)
Total Other (Income) Expenses	112	90	216	156
Net Earnings (Loss) Before Income Tax	399	466	206	894
Income tax expense (recovery)	92	126	58	216
Net Earnings (Loss)	$307	$340	$148	$678

Net Earnings (Loss) per Share of Common Stock
Basic	$1.19	$1.28	$0.57	$2.53
Diluted	1.18	1.27	0.57	2.51
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	259.0	266.2	259.7	267.9
Diluted	260.1	268.1	261.6	270.6
(1)
See Note 3 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q regarding the reclassification of the Company’s previously reported Market Optimization segment.

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions)	2025	2024	2025	2024

Net Earnings (Loss)	$307	$340	$148	$678
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	194	(31)	202	(107)
Pension and other post-employment benefit plans	(1)	(2)	(2)	(3)
Other Comprehensive Income (Loss)	193	(33)	200	(110)
Comprehensive Income (Loss)	$500	$307	$348	$568

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	June 30,	December 31,
(US$ millions)	2025	2024

Assets
Current Assets
Cash and cash equivalents	$20	$42
Accounts receivable and accrued revenues (net of allowances
of $6 million (2024: $5 million))	1,121	1,183
Risk management	98	108
Income tax receivable	5	36
	1,244	1,369
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	68,848	66,009
Unproved properties	649	764
Other	879	865
Property, plant and equipment	70,376	67,638
Less: Accumulated depreciation, depletion and amortization	(55,993)	(53,274)
Property, plant and equipment, net	14,383	14,364
Other Assets	1,336	965
Risk Management	2	-
Deferred Income Taxes	190	10
Goodwill	2,579	2,546
	$19,734	$19,254

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,801	$1,883
Current portion of operating lease liabilities	108	82
Income tax payable	18	9
Risk management	7	107
Current portion of long-term debt	940	600
	2,874	2,681
Long-Term Debt	4,393	4,853
Operating Lease Liabilities	1,147	737
Other Liabilities and Provisions	130	114
Risk Management	16	21
Asset Retirement Obligation	438	315
Deferred Income Taxes	359	202
	9,357	8,923

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2025 issued and outstanding: 257.0 million shares (2024: 260.4 million shares)	3	3
Paid in surplus	7,898	8,045
Retained earnings	1,499	1,506
Accumulated other comprehensive income	977	777
Total Shareholders’ Equity	10,377	10,331
	$19,734	$19,254

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions)	2025	2024	2025	2024

Operating Activities
Net earnings (loss)	$307	$340	$148	$678
Depreciation, depletion and amortization	556	580	1,101	1,146
Impairments	-	-	730	-
Accretion of asset retirement obligation	8	4	14	9
Deferred income taxes	66	103	(11)	161
Unrealized (gain) loss on risk management	(54)	(8)	(8)	92
Unrealized foreign exchange (gain) loss	2	(5)	(43)	(28)
Foreign exchange (gain) loss on settlements	1	(5)	(41)	(7)
Other	27	16	27	9
Net change in other assets and liabilities	(11)	(42)	(22)	(54)
Net change in non-cash working capital	111	37	(9)	(327)
Cash From (Used in) Operating Activities	1,013	1,020	1,886	1,679

Investing Activities
Capital expenditures	(521)	(622)	(1,138)	(1,213)
Acquisitions	(3)	(5)	(2,313)	(195)
Corporate acquisition	-	-	-	12
Proceeds from divestitures	12	2	1,896	4
Net change in investments and other	(46)	(16)	102	(10)
Cash From (Used in) Investing Activities	(558)	(641)	(1,453)	(1,402)

Financing Activities
Net issuance (repayment) of revolving debt	396	(111)	481	350
Repayment of long-term debt	(600)	-	(600)	-
Purchase of shares of common stock	(147)	(184)	(147)	(434)
Dividends on shares of common stock	(77)	(80)	(155)	(160)
Finance lease payments and other	(2)	(1)	(21)	(30)
Cash From (Used in) Financing Activities	(430)	(376)	(442)	(274)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	(13)	-	(13)	2

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	12	3	(22)	5
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	8	5	42	3
Cash, Cash Equivalents and Restricted Cash, End of Period	$20	$8	$20	$8

Cash, End of Period	$19	$6	$19	$6
Cash Equivalents, End of Period	1	2	1	2
Restricted Cash, End of Period	-	-	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$20	$8	$20	$8

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended June 30, 2025

U.S. Dollar / U.S. Protocol

Second quarter report

for the period ended June 30, 2025

Supplemental Financial Information (unaudited)

Financial Results

	2025			2024
(US$ millions, unless otherwise specified)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Net Earnings (Loss)	148	307	(159)	1,125	(60)	507	678	340	338

Per share - basic (1)	0.57	1.19	(0.61)	4.25	(0.23)	1.93	2.53	1.28	1.25
Per share - diluted (1)	0.57	1.18	(0.61)	4.21	(0.23)	1.92	2.51	1.27	1.24

Non-GAAP Adjusted Earnings (2)	635	265	370	1,560	351	489	720	331	389

Per share - basic (1)	2.45	1.02	1.42	5.90	1.35	1.87	2.69	1.24	1.44
Per share - diluted (1)	2.43	1.02	1.42	5.83	1.35	1.85	2.66	1.23	1.43

Non-GAAP Cash Flow (3)	1,917	913	1,004	4,042	1,004	978	2,060	1,025	1,035

Per share - basic (1)	7.38	3.53	3.86	15.28	3.86	3.73	7.69	3.85	3.84
Per share - diluted (1)	7.33	3.51	3.86	15.12	3.86	3.70	7.61	3.82	3.80

Foreign Exchange Rates (C$ per US$1)
Average	1.409	1.384	1.435	1.370	1.398	1.364	1.359	1.368	1.349
Period end	1.364	1.364	1.438	1.439	1.439	1.350	1.369	1.369	1.355

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	206	399	(193)	1,351	(101)	558	894	466	428
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	8	54	(46)	(136)	(75)	31	(92)	8	(100)
Impairments	(730)	-	(730)	(450)	(450)	-	-	-	-
Non-operating foreign exchange gain (loss)	84	(3)	87	6	(14)	(16)	36	11	25
Adjusted Earnings (Loss) Before Income Tax	844	348	496	1,931	438	543	950	447	503
Income tax expense (recovery) (4)	209	83	126	371	87	54	230	116	114

Non-GAAP Adjusted Earnings (2)	635	265	370	1,560	351	489	720	331	389

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	1,886	1,013	873	3,721	1,020	1,022	1,679	1,020	659
(Add back) Deduct:
Net change in other assets and liabilities	(22)	(11)	(11)	(74)	(39)	19	(54)	(42)	(12)
Net change in non-cash working capital	(9)	111	(120)	(247)	55	25	(327)	37	(364)

Non-GAAP Cash Flow (3)	1,917	913	1,004	4,042	1,004	978	2,060	1,025	1,035

(1)
Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2025			2024
(millions)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	259.7	259.0	260.4	264.6	260.3	262.1	267.9	266.2	269.7

Diluted	261.6	260.1	260.4	267.4	260.3	264.0	270.6	268.1	272.3
(2)
Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.
(3)
Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.
(4)
Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2024 - 21.75 percent and 23.7 percent, respectively).

Financial Metrics

	2025	2024
	Year-to- date	Year

Debt to Capitalization	34%	35%
Debt to Adjusted Capitalization (1)	23%	23%
Debt to EBITDA (1)	1.6x	1.3x
Debt to Adjusted EBITDA (1)	1.2x	1.2x

(1)
Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2025			2024
(average)	% of Oil & NGLs	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil (Mbbls/d)	48	146.3	142.0	150.5	168.3	167.1	168.4	168.8	167.3	170.4
NGLs - Plant Condensate (Mbbls/d)	21	62.2	69.2	55.2	42.9	42.6	44.0	42.5	44.6	40.5
Oil & Plant Condensate (Mbbls/d)	69	208.5	211.2	205.7	211.2	209.7	212.4	211.3	211.9	210.9
Butane (Mbbls/d)	7	22.7	23.3	22.2	21.2	21.5	21.6	20.9	21.3	20.6
Propane (Mbbls/d)	12	34.7	36.3	33.1	34.7	34.5	35.0	34.7	35.3	34.0
Ethane (Mbbls/d)	12	34.7	35.9	33.4	34.9	34.1	36.0	34.5	35.4	33.8
NGLs - Other (Mbbls/d)	31	92.1	95.5	88.7	90.8	90.1	92.6	90.1	92.0	88.4
Oil & NGLs (Mbbls/d)	100	300.6	306.7	294.4	302.0	299.8	305.0	301.4	303.9	299.3

Natural Gas (MMcf/d)		1,807	1,851	1,764	1,698	1,680	1,725	1,693	1,740	1,648

Total (MBOE/d)		601.9	615.3	588.3	585.0	579.9	592.6	583.8	593.8	573.8

Production Volumes by Segment

	2025			2024
(average)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil (Mbbls/d)
USA Operations	146.0	141.6	150.3	167.9	166.6	168.0	168.5	166.8	170.2
Canadian Operations	0.3	0.4	0.2	0.4	0.5	0.4	0.3	0.5	0.2
	146.3	142.0	150.5	168.3	167.1	168.4	168.8	167.3	170.4

NGLs - Plant Condensate (Mbbls/d)
USA Operations	10.8	11.4	10.3	11.2	11.6	11.7	10.7	10.9	10.6
Canadian Operations	51.4	57.8	44.9	31.7	31.0	32.3	31.8	33.7	29.9
	62.2	69.2	55.2	42.9	42.6	44.0	42.5	44.6	40.5

Oil & Plant Condensate (Mbbls/d)
USA Operations	156.8	153.0	160.6	179.1	178.2	179.7	179.2	177.7	180.8
Canadian Operations	51.7	58.2	45.1	32.1	31.5	32.7	32.1	34.2	30.1
	208.5	211.2	205.7	211.2	209.7	212.4	211.3	211.9	210.9

NGLs - Other (Mbbls/d)
USA Operations	73.6	76.8	70.4	75.8	75.1	77.7	75.1	75.7	74.6
Canadian Operations	18.5	18.7	18.3	15.0	15.0	14.9	15.0	16.3	13.8
	92.1	95.5	88.7	90.8	90.1	92.6	90.1	92.0	88.4

NGLs - Total (Mbbls/d)
USA Operations	84.4	88.2	80.7	87.0	86.7	89.4	85.8	86.6	85.2
Canadian Operations	69.9	76.5	63.2	46.7	46.0	47.2	46.8	50.0	43.7
	154.3	164.7	143.9	133.7	132.7	136.6	132.6	136.6	128.9

Oil & NGLs (Mbbls/d)
USA Operations	230.4	229.8	231.0	254.9	253.3	257.4	254.3	253.4	255.4
Canadian Operations	70.2	76.9	63.4	47.1	46.5	47.6	47.1	50.5	43.9
	300.6	306.7	294.4	302.0	299.8	305.0	301.4	303.9	299.3

Natural Gas (MMcf/d)
USA Operations	509	508	510	537	548	543	528	531	526
Canadian Operations	1,298	1,343	1,254	1,161	1,132	1,182	1,165	1,209	1,122
	1,807	1,851	1,764	1,698	1,680	1,725	1,693	1,740	1,648

Total (MBOE/d)
USA Operations	315.3	314.7	315.9	344.4	344.7	348.0	342.5	341.9	343.0
Canadian Operations	286.6	300.6	272.4	240.6	235.2	244.6	241.3	251.9	230.8
	601.9	615.3	588.3	585.0	579.9	592.6	583.8	593.8	573.8

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2025			2024
(US$ millions)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	1,806	831	975	4,549	1,041	1,135	2,373	1,192	1,181
NGLs (2)	367	177	190	740	196	180	364	176	188
Natural Gas	249	104	145	318	103	63	152	55	97
	2,422	1,112	1,310	5,607	1,340	1,378	2,889	1,423	1,466
Realized Gains (Losses) on Risk Management (3)
Oil	9	9	-	(34)	(1)	-	(33)	(25)	(8)
NGLs (2)	-	-	-	4	-	2	2	1	1
Natural Gas	-	-	-	145	21	42	82	51	31
	9	9	-	115	20	44	51	27	24

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	4	2	2	10	2	3	5	4	1
NGLs (2)	690	367	323	992	238	249	505	271	234
Natural Gas	601	274	327	741	214	142	385	150	235
	1,295	643	652	1,743	454	394	895	425	470
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-
NGLs (2)	-	-	-	(1)	(1)	-	-	-	-
Natural Gas	54	24	30	153	40	53	60	38	22
	54	24	30	152	39	53	60	38	22

(1)
Excludes other revenues with no associated production volumes.
(2)
Includes plant condensate.
(3)
Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2025			2024
(US$/BOE)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Total USA Operations Netback
Price	42.40	38.81	46.02	44.39	42.20	42.97	46.23	45.61	46.85
Production, mineral and other taxes	2.64	2.36	2.91	2.53	2.27	2.55	2.65	2.74	2.56
Transportation and processing	3.96	4.01	3.92	4.04	4.03	4.02	4.06	4.05	4.07
Operating	5.99	6.03	5.97	6.34	6.02	6.02	6.67	6.58	6.77
Netback	29.81	26.41	33.22	31.48	29.88	30.38	32.85	32.24	33.45

Total Canadian Operations Netback
Price	24.95	23.47	26.59	19.67	20.84	17.39	20.27	18.40	22.30
Production, mineral and other taxes	0.19	0.21	0.16	0.16	0.16	0.15	0.17	0.17	0.17
Transportation and processing	11.38	11.40	11.37	11.85	12.09	12.00	11.65	11.37	11.96
Operating	1.52	1.56	1.46	1.24	1.02	1.55	1.19	1.18	1.19
Netback	11.86	10.30	13.60	6.42	7.57	3.69	7.26	5.68	8.98

Total Operations Netback
Price	34.10	31.32	37.03	34.22	33.53	32.41	35.49	34.08	36.97
Production, mineral and other taxes	1.47	1.31	1.64	1.56	1.41	1.56	1.62	1.65	1.60
Transportation and processing	7.50	7.62	7.36	7.25	7.30	7.31	7.20	7.15	7.25
Operating	3.86	3.84	3.89	4.24	3.99	4.17	4.40	4.29	4.52
Netback	21.27	18.55	24.14	21.17	20.83	19.37	22.27	20.99	23.60

(1)
Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-Unit Results

	2025			2024
(US$/BOE)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Administrative Expense	1.56	1.37	1.75	1.71	2.16	1.33	1.67	1.41	1.95
Administrative Expense, Excluding Long-Term Incentive,
Restructuring, and Legal Costs	1.28	1.19	1.36	1.32	1.38	1.24	1.34	1.28	1.43

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2025			2024
(US$)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Price ($/bbl)
USA Operations	68.24	64.50	71.79	73.90	68.01	73.23	77.18	78.20	76.17
Canadian Operations	66.40	63.42	71.46	70.38	65.05	71.07	74.07	74.86	72.34
Total Operations	68.24	64.50	71.79	73.90	68.00	73.23	77.17	78.19	76.17

NGLs - Plant Condensate Price ($/bbl)
USA Operations	54.34	50.76	58.35	57.83	57.34	56.73	58.71	59.43	57.97
Canadian Operations	65.05	62.76	68.02	71.97	69.20	71.13	73.77	75.61	71.70
Total Operations	63.18	60.79	66.22	68.28	65.97	67.30	69.96	71.66	68.10

Oil & Plant Condensate Price ($/bbl)
USA Operations	67.28	63.48	70.93	72.90	67.31	72.16	76.07	77.05	75.10
Canadian Operations	65.05	62.77	68.04	71.95	69.14	71.13	73.77	75.60	71.71
Total Operations	66.73	63.28	70.30	72.75	67.59	72.00	75.72	76.82	74.62

NGLs - Other Price ($/bbl)
USA Operations	19.52	17.52	21.70	18.02	19.51	16.44	18.09	16.84	19.35
Canadian Operations	25.12	21.44	28.92	27.45	27.75	26.97	27.54	25.36	30.13
Total Operations	20.64	18.28	23.21	19.57	20.88	18.13	19.67	18.35	21.03

NGLs - Total Price ($/bbl)
USA Operations	23.99	21.81	26.40	23.15	24.57	21.73	23.17	22.20	24.16
Canadian Operations	54.49	52.68	56.71	57.69	55.71	57.22	58.92	59.21	58.59
Total Operations	37.79	36.14	39.71	35.21	35.35	33.99	35.78	35.74	35.82

Oil & NGLs Price ($/bbl)
USA Operations	52.03	48.11	55.97	56.57	53.10	55.35	58.94	59.09	58.79
Canadian Operations	54.54	52.73	56.76	57.80	55.81	57.34	59.03	59.35	58.65
Total Operations	52.62	49.27	56.14	56.76	53.52	55.66	58.95	59.13	58.77

Natural Gas Price ($/Mcf)
USA Operations	2.70	2.26	3.15	1.62	2.00	1.29	1.59	1.16	2.02
Canadian Operations	2.56	2.24	2.91	1.73	2.04	1.29	1.81	1.36	2.30
Total Operations	2.60	2.24	2.98	1.70	2.03	1.29	1.74	1.30	2.21

Total Price ($/BOE)
USA Operations	42.40	38.81	46.02	44.39	42.20	42.97	46.23	45.61	46.85
Canadian Operations	24.95	23.47	26.59	19.67	20.84	17.39	20.27	18.40	22.30
Total Operations	34.10	31.32	37.03	34.22	33.53	32.41	35.49	34.08	36.97

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Impact of Realized Gains (Losses) on Risk Management

	2025			2024
(US$)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil ($/bbl)
USA Operations	0.35	0.73	-	(0.55)	(0.07)	-	(1.07)	(1.62)	(0.51)
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	0.35	0.73	-	(0.55)	(0.07)	-	(1.06)	(1.61)	(0.51)

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	(0.05)	(0.22)	-	-	-	-
Total Operations	-	-	-	(0.04)	(0.16)	-	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	0.33	0.67	-	(0.52)	(0.06)	-	(1.00)	(1.52)	(0.48)
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	0.25	0.49	-	(0.44)	(0.09)	-	(0.84)	(1.27)	(0.42)

NGLs - Other ($/bbl)
USA Operations	-	-	-	0.15	-	0.24	0.15	0.15	0.15
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	-	-	-	0.13	-	0.20	0.12	0.12	0.13

NGLs - Total ($/bbl)
USA Operations	-	-	-	0.13	-	0.21	0.13	0.13	0.13
Canadian Operations	-	-	-	(0.04)	(0.15)	-	-	-	-
Total Operations	-	-	-	0.07	(0.01)	0.13	0.08	0.08	0.09

Oil & NGLs ($/bbl)
USA Operations	0.24	0.47	-	(0.32)	(0.02)	0.07	(0.66)	(1.02)	(0.30)
Canadian Operations	-	-	-	(0.04)	(0.15)	-	-	-	-
Total Operations	0.18	0.35	-	(0.27)	(0.04)	0.06	(0.55)	(0.85)	(0.26)

Natural Gas ($/Mcf)
USA Operations	-	-	-	0.74	0.41	0.83	0.85	1.05	0.65
Canadian Operations	0.23	0.20	0.26	0.36	0.38	0.48	0.28	0.35	0.22
Total Operations	0.16	0.14	0.18	0.47	0.39	0.59	0.46	0.56	0.35

Total ($/BOE)
USA Operations	0.17	0.34	-	0.91	0.64	1.35	0.82	0.87	0.77
Canadian Operations	1.03	0.87	1.22	1.73	1.83	2.32	1.37	1.69	1.03
Total Operations	0.57	0.59	0.56	1.25	1.12	1.76	1.05	1.21	0.87

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2025			2024
(US$)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Price ($/bbl)
USA Operations	68.59	65.23	71.79	73.35	67.94	73.23	76.11	76.58	75.66
Canadian Operations	66.40	63.42	71.46	70.38	65.05	71.07	74.07	74.86	72.34
Total Operations	68.59	65.23	71.79	73.35	67.93	73.23	76.11	76.58	75.66

NGLs - Plant Condensate Price ($/bbl)
USA Operations	54.34	50.76	58.35	57.83	57.34	56.73	58.71	59.43	57.97
Canadian Operations	65.05	62.76	68.02	71.92	68.98	71.13	73.77	75.61	71.70
Total Operations	63.18	60.79	66.22	68.24	65.81	67.30	69.96	71.66	68.10

Oil & Plant Condensate Price ($/bbl)
USA Operations	67.61	64.15	70.93	72.38	67.25	72.16	75.07	75.53	74.62
Canadian Operations	65.05	62.77	68.04	71.95	69.14	71.13	73.77	75.60	71.71
Total Operations	66.98	63.77	70.30	72.31	67.50	72.00	74.88	75.55	74.20

NGLs - Other Price ($/bbl)
USA Operations	19.52	17.52	21.70	18.17	19.51	16.68	18.24	16.99	19.50
Canadian Operations	25.12	21.44	28.92	27.45	27.75	26.97	27.54	25.36	30.13
Total Operations	20.64	18.28	23.21	19.70	20.88	18.33	19.79	18.47	21.16

NGLs - Total Price ($/bbl)
USA Operations	23.99	21.81	26.40	23.28	24.57	21.94	23.30	22.33	24.29
Canadian Operations	54.49	52.68	56.71	57.65	55.56	57.22	58.92	59.21	58.59
Total Operations	37.79	36.14	39.71	35.28	35.34	34.12	35.86	35.82	35.91

Oil & NGLs Price ($/bbl)
USA Operations	52.27	48.58	55.97	56.25	53.08	55.42	58.28	58.07	58.49
Canadian Operations	54.54	52.73	56.76	57.76	55.66	57.34	59.03	59.35	58.65
Total Operations	52.80	49.62	56.14	56.49	53.48	55.72	58.40	58.28	58.51

Natural Gas Price ($/Mcf)
USA Operations	2.70	2.26	3.15	2.36	2.41	2.12	2.44	2.21	2.67
Canadian Operations	2.79	2.44	3.17	2.09	2.42	1.77	2.09	1.71	2.52
Total Operations	2.76	2.38	3.16	2.17	2.42	1.88	2.20	1.86	2.56

Total Price ($/BOE)
USA Operations	42.57	39.15	46.02	45.30	42.84	44.32	47.05	46.48	47.62
Canadian Operations	25.98	24.34	27.81	21.40	22.67	19.71	21.64	20.09	23.33
Total Operations	34.67	31.91	37.59	35.47	34.65	34.17	36.54	35.29	37.84

Total Netback ($/BOE)
USA Operations	29.98	26.75	33.22	32.39	30.52	31.73	33.67	33.11	34.22
Canadian Operations	12.89	11.17	14.82	8.15	9.40	6.01	8.63	7.37	10.01
Total Operations	21.84	19.14	24.70	22.42	21.95	21.13	23.32	22.20	24.47

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2025			2024
(average)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	122.1	118.3	126.0	119.6	117.9	117.9	121.2	117.5	124.9
Anadarko	21.0	23.2	18.9	21.9	21.1	21.0	22.8	21.2	24.4
Other (1)	2.9	0.1	5.4	26.4	27.6	29.1	24.5	28.1	20.9
Total USA Operations	146.0	141.6	150.3	167.9	166.6	168.0	168.5	166.8	170.2

Canadian Operations
Montney	0.3	0.4	0.2	0.4	0.5	0.4	0.3	0.5	0.2
Other (1)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.3	0.4	0.2	0.4	0.5	0.4	0.3	0.5	0.2

Total	146.3	142.0	150.5	168.3	167.1	168.4	168.8	167.3	170.4

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	5.7	6.1	5.3	5.2	5.6	5.6	4.9	5.2	4.7
Anadarko	5.1	5.3	4.9	5.6	5.5	5.6	5.6	5.5	5.6
Other (1)	-	-	0.1	0.4	0.5	0.5	0.2	0.2	0.3
Total USA Operations	10.8	11.4	10.3	11.2	11.6	11.7	10.7	10.9	10.6

Canadian Operations
Montney	51.2	57.7	44.6	31.6	30.9	32.2	31.7	33.6	29.8
Other (1)	0.2	0.1	0.3	0.1	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	51.4	57.8	44.9	31.7	31.0	32.3	31.8	33.7	29.9

Total	62.2	69.2	55.2	42.9	42.6	44.0	42.5	44.6	40.5

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	127.8	124.4	131.3	124.8	123.5	123.5	126.1	122.7	129.6
Anadarko	26.1	28.5	23.8	27.5	26.6	26.6	28.4	26.7	30.0
Other (1)	2.9	0.1	5.5	26.8	28.1	29.6	24.7	28.3	21.2
Total USA Operations	156.8	153.0	160.6	179.1	178.2	179.7	179.2	177.7	180.8

Canadian Operations
Montney	51.5	58.1	44.8	32.0	31.4	32.6	32.0	34.1	30.0
Other (1)	0.2	0.1	0.3	0.1	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	51.7	58.2	45.1	32.1	31.5	32.7	32.1	34.2	30.1

Total	208.5	211.2	205.7	211.2	209.7	212.4	211.3	211.9	210.9

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025			2024
(average)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	45.4	46.3	44.5	42.1	43.0	43.1	40.9	41.6	40.3
Anadarko	28.1	30.6	25.7	31.9	29.6	32.5	32.8	32.8	32.9
Other (1)	0.1	(0.1)	0.2	1.8	2.5	2.1	1.4	1.3	1.4
Total USA Operations	73.6	76.8	70.4	75.8	75.1	77.7	75.1	75.7	74.6

Canadian Operations
Montney	18.5	18.7	18.3	15.0	15.0	14.9	15.0	16.3	13.8
Other (1)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	18.5	18.7	18.3	15.0	15.0	14.9	15.0	16.3	13.8

Total	92.1	95.5	88.7	90.8	90.1	92.6	90.1	92.0	88.4

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	51.1	52.4	49.8	47.3	48.6	48.7	45.8	46.8	45.0
Anadarko	33.2	35.9	30.6	37.5	35.1	38.1	38.4	38.3	38.5
Other (1)	0.1	(0.1)	0.3	2.2	3.0	2.6	1.6	1.5	1.7
Total USA Operations	84.4	88.2	80.7	87.0	86.7	89.4	85.8	86.6	85.2

Canadian Operations
Montney	69.7	76.4	62.9	46.6	45.9	47.1	46.7	49.9	43.6
Other (1)	0.2	0.1	0.3	0.1	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	69.9	76.5	63.2	46.7	46.0	47.2	46.8	50.0	43.7

Total	154.3	164.7	143.9	133.7	132.7	136.6	132.6	136.6	128.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	173.2	170.7	175.8	166.9	166.5	166.6	167.0	164.3	169.9
Anadarko	54.2	59.1	49.5	59.4	56.2	59.1	61.2	59.5	62.9
Other (1)	3.0	-	5.7	28.6	30.6	31.7	26.1	29.6	22.6
Total USA Operations	230.4	229.8	231.0	254.9	253.3	257.4	254.3	253.4	255.4

Canadian Operations
Montney	70.0	76.8	63.1	47.0	46.4	47.5	47.0	50.4	43.8
Other (1)	0.2	0.1	0.3	0.1	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	70.2	76.9	63.4	47.1	46.5	47.6	47.1	50.5	43.9

Total	300.6	306.7	294.4	302.0	299.8	305.0	301.4	303.9	299.3

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025			2024
(average)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	255	263	248	236	248	243	225	232	220
Anadarko	246	245	247	265	260	264	268	269	267
Other (1)	8	-	15	36	40	36	35	30	39
Total USA Operations	509	508	510	537	548	543	528	531	526

Canadian Operations
Montney	1,296	1,342	1,251	1,152	1,131	1,182	1,147	1,203	1,093
Other (1)	2	1	3	9	1	-	18	6	29
Total Canadian Operations	1,298	1,343	1,254	1,161	1,132	1,182	1,165	1,209	1,122

Total	1,807	1,851	1,764	1,698	1,680	1,725	1,693	1,740	1,648

Total Production (MBOE/d)

USA Operations
Permian	215.8	214.5	217.1	206.1	207.8	207.3	204.7	203.0	206.3
Anadarko	95.3	99.9	90.7	103.6	99.6	103.1	105.9	104.4	107.5
Other (1)	4.2	0.3	8.1	34.7	37.3	37.6	31.9	34.5	29.2
Total USA Operations	315.3	314.7	315.9	344.4	344.7	348.0	342.5	341.9	343.0

Canadian Operations
Montney	286.0	300.3	271.6	239.0	235.0	244.5	238.3	250.8	225.8
Other (1)	0.6	0.3	0.8	1.6	0.2	0.1	3.0	1.1	5.0
Total Canadian Operations	286.6	300.6	272.4	240.6	235.2	244.6	241.3	251.9	230.8

Total	601.9	615.3	588.3	585.0	579.9	592.6	583.8	593.8	573.8

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025. Canadian Other Operations primarily included natural gas volumes in Horn River until the asset was divested on January 22, 2025.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025			2024
(US$ millions)	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	573	246	327	1,336	347	350	639	361	278
Anadarko	160	77	83	108	28	51	29	23	6
Other (1)	19	1	18	290	44	22	224	88	136
Total USA Operations	752	324	428	1,734	419	423	892	472	420

Canadian Operations
Montney	317	166	151	408	95	79	234	108	126
Other (1)	1	(1)	2	(2)	(2)	-	-	-	-
Total Canadian Operations	318	165	153	406	93	79	234	108	126

Total Capital Expenditures, Excluding Capitalized Internal Costs	1,070	489	581	2,140	512	502	1,126	580	546

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	42	19	23	96	23	24	49	23	26
Anadarko	12	6	6	10	1	3	6	3	3
Other (1)	2	1	1	28	7	7	14	6	8
Total USA Operations	56	26	30	134	31	34	69	32	37

Canadian Operations
Montney	10	5	5	22	5	1	16	9	7
Other (1)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	10	5	5	22	5	1	16	9	7

Total Capitalized Directly Attributable Internal Costs	66	31	35	156	36	35	85	41	44

Total Capital Expenditures

USA Operations
Permian	615	265	350	1,432	370	374	688	384	304
Anadarko	172	83	89	118	29	54	35	26	9
Other (1)	21	2	19	318	51	29	238	94	144
Total USA Operations	808	350	458	1,868	450	457	961	504	457

Canadian Operations
Montney	327	171	156	430	100	80	250	117	133
Other (1)	1	(1)	2	(2)	(2)	-	-	-	-
Total Canadian Operations	328	170	158	428	98	80	250	117	133

Corporate & Other	2	1	1	7	4	1	2	1	1
Total Capital Expenditures	1,138	521	617	2,303	552	538	1,213	622	591
Net Acquisitions & (Divestitures)	417	(9)	426	198	3	4	191	3	188
Net Capital Investment	1,555	512	1,043	2,501	555	542	1,404	625	779

(1)
Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025			2024
	Year-to- date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	57	21	36	167	40	50	77	45	32
Anadarko	22	15	7	17	4	7	6	6	-
Other (1)	1	-	1	20	4	-	16	1	15
Total USA Operations	80	36	44	204	48	57	99	52	47

Canadian Operations
Montney	40	19	21	64	18	12	34	13	21
Total Canadian Operations	40	19	21	64	18	12	34	13	21

Total	120	55	65	268	66	69	133	65	68

Completions Activity (net wells on production)

USA Operations
Permian	76	23	53	135	42	32	61	40	21
Anadarko	21	11	10	9	-	9	-	-	-
Other (1)	-	-	-	27	-	11	16	7	9
Total USA Operations	97	34	63	171	42	52	77	47	30

Canadian Operations
Montney	57	39	18	68	13	11	44	33	11
Total Canadian Operations	57	39	18	68	13	11	44	33	11

Total	154	73	81	239	55	63	121	80	41

(1)
Other Operations includes net wells drilled and net wells on production in plays that are not part of the Company’s current focus. Net wells drilled and net wells on production associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended June 30, 2025

U.S. Dollar / U.S. Protocol

For the period ended June 30, 2025

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q2 2025	YTD 2025

Cash From (Used in) Operating Activities	$1,013	$1,886
Deduct (Add back):
Net change in other assets and liabilities	(11)	(22)
Net change in non-cash working capital	111	(9)
Non-GAAP Cash Flow	$913	$1,917

Per Share - Basic	$3.53	$7.38
Per Share - Diluted	3.51	7.33

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$913	$1,917
Deduct:
Capital expenditures	521	1,138
Non-GAAP Free Cash Flow	$392	$779

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q2 2025	YTD 2025

Net Earnings (Loss) Before Income Tax	$399	$206
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	54	8
Impairments	-	(730)
Non-operating foreign exchange gain (loss)	(3)	84
Adjusted Earnings (Loss) Before Income Tax	348	844
Income tax expense (recovery)	83	209
Non-GAAP Adjusted Earnings	$265	$635

Per Share - Basic	$1.02	$2.45
Per Share - Diluted	1.02	2.43

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2025

Long-Term Debt, Including Current Portion	$5,333
Total Shareholders’ Equity	10,377
Capitalization	$15,710

Debt to Capitalization	34%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2025

Long-Term Debt, Including Current Portion	$5,333
Total Shareholders’ Equity	10,377
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$23,456

Debt to Adjusted Capitalization	23%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Trailing 12- Months

Long-Term Debt, Including Current Portion					$5,333

Net Earnings (Loss)	$507	$(60)	$(159)	$307	$595
Add back (deduct):
Depreciation, depletion and amortization	599	545	545	556	2,245
Interest	103	106	97	95	401
Income tax expense (recovery)	51	(41)	(34)	92	68
EBITDA	$1,260	$550	$449	$1,050	$3,309

Debt to EBITDA (times)					1.6

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Trailing 12- Months

Long-Term Debt, Including Current Portion					$5,333

Net Earnings (Loss)	$507	$(60)	$(159)	$307	$595
Add back (deduct):
Depreciation, depletion and amortization	599	545	545	556	2,245
Impairments	-	450	730	-	1,180
Accretion of asset retirement obligation	5	5	6	8	24
Interest	103	106	97	95	401
Unrealized (gains) losses on risk management	(31)	75	46	(54)	36
Foreign exchange (gain) loss, net	17	2	10	22	51
Other (gains) losses, net	(151)	(5)	(3)	(5)	(164)
Income tax expense (recovery)	51	(41)	(34)	92	68
Adjusted EBITDA	$1,100	$1,077	$1,238	$1,021	$4,436

Debt to Adjusted EBITDA (times)					1.2

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Net Debt - Net Debt is defined as long-term debt, including the current portion, less cash and cash equivalents.

Net Debt	YTD 2025

Long-Term Debt, Including Current Portion	$5,333
Less:
Cash and cash equivalents	20
Net Debt	$5,313

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Upstream Operating Cash Flow, excluding Risk Management and Upstream Operating Free Cash Flow - Upstream Operating Cash Flow, excluding Risk Management is a measure that adjusts the USA and Canadian Operations revenues for production, mineral and other taxes, transportation and processing expense, operating expense and the impacts of realized risk management activities. It is calculated as total upstream operating income excluding upstream depreciation, depletion and amortization, and the impact of risk management activities. Upstream Operating Free Cash Flow is defined as Upstream Operating Cash Flow, excluding Risk Management, in excess of upstream capital investment, excluding net acquisitions and divestitures. Management monitors these measures as it reflects operating performance and measures the amount of cash generated from the Company’s upstream operations.

Free Cash Flow Yield - Annualized Non-GAAP Free Cash Flow divided by the Company’s market capitalization.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense.

Selected Financial Data (1)

	2025			2024
(US$ millions)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2) (3)	2,422	1,112	1,310	5,607	1,340	1,378	1,423	1,466
Production, mineral and other taxes	150	67	83	319	72	82	85	80
Transportation and processing	226	114	112	510	128	129	126	127
Operating	342	173	169	799	190	193	205	211
	1,704	758	946	3,979	950	974	1,007	1,048
Canadian Operations
Upstream Product Revenue (2) (3)	1,295	643	652	1,743	454	394	425	470
Production, mineral and other taxes	10	6	4	14	3	4	4	3
Transportation and processing	591	312	279	1,043	262	270	260	251
Operating	78	42	36	109	22	36	26	25
	616	283	333	577	167	84	135	191
Total Operations
Upstream Product Revenue (2) (3)	3,717	1,755	1,962	7,350	1,794	1,772	1,848	1,936
Production, mineral and other taxes	160	73	87	333	75	86	89	83
Transportation and processing	817	426	391	1,553	390	399	386	378
Operating	420	215	205	908	212	229	231	236
	2,320	1,041	1,279	4,556	1,117	1,058	1,142	1,239

(1)	Segmented financial information per the notes to Ovintiv's financial statements and/or management's discussion and analysis.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.

Sales Volumes (1)

	2025			2024
(BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	57,114,731	28,635,880	28,478,970	126,001,722	31,667,596	32,027,500	31,141,019	31,165,771
Canadian Operations	51,873,152	27,360,151	24,512,940	88,059,600	21,638,124	22,502,832	22,919,260	20,999,433
Total	108,987,883	55,996,031	52,991,910	214,061,322	53,305,720	54,530,332	54,060,279	52,165,204

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2025			2024 (2)
(US$/BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	42.41	38.83	46.00	44.40	42.22	42.96	45.60	46.88
Production, mineral and other taxes	2.63	2.34	2.91	2.53	2.27	2.56	2.73	2.57
Transportation and processing	3.96	3.98	3.93	4.05	4.04	4.03	4.05	4.07
Operating	5.99	6.04	5.93	6.34	6.00	6.03	6.58	6.77
Netback	29.83	26.47	33.22	31.48	29.90	30.35	32.24	33.47
Total Canadian Operations
Price	24.96	23.50	26.60	19.67	20.84	17.38	18.41	22.29
Production, mineral and other taxes	0.19	0.22	0.16	0.16	0.14	0.18	0.17	0.14
Transportation and processing	11.39	11.40	11.38	11.84	12.11	12.00	11.34	11.95
Operating	1.50	1.54	1.47	1.24	1.02	1.60	1.13	1.19
Netback	11.88	10.34	13.58	6.43	7.58	3.60	5.76	9.00
Total Operations
Price	34.10	31.34	37.02	34.22	33.54	32.40	34.07	36.98
Production, mineral and other taxes	1.47	1.30	1.64	1.56	1.41	1.58	1.65	1.59
Transportation and processing	7.50	7.61	7.38	7.25	7.32	7.32	7.14	7.25
Operating	3.85	3.84	3.87	4.24	3.98	4.20	4.27	4.52
Netback	21.29	18.59	24.14	21.17	20.84	19.31	21.01	23.62

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

(2)

As part of the Company's reassessment of its reporting segments (see Note 3 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv's Quarterly Report on Form 10-Q), intercompany marketing fees formerly transacted between operating segments are excluded from the Selected Financial Data table above but included in the reported netbacks. For the year ended December 31, 2024, intercompany marketing fees totaled $24 million, and for the quarterly periods presented, they ranged from $5 million to $7 million.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations